Acquisition of Cameron Bancshares, Inc. March 11, 2011 Exhibit 99.2

Safe Harbor And 425 Language

Statements contained in this presentation which are not historical facts and which pertain to future operating results of IBERIABANK Corporation and its subsidiaries constitute “forward-looking statements”
within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements.  Factors that might cause such a difference include, but are not limited to, those discussed in the Company’s periodic filings with the SEC.
In connection with the proposed merger, IBERIABANK Corporation will file a Registration Statement on Form S-4 that will contain a proxy statement/prospectus. INVESTORS AND SECURITY HOLDERS ARE URGED
TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN
IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents containing information about IBERIABANK Corporation, Cameron Bancshares, Inc. and OMNI BANCSHARES
Inc., without charge, at the SEC's web site at http://www.sec.gov. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus may also be obtained for free from the IBERIABANK Corporation website,
www.iberiabank.com,
under the heading “Investor
Information”.
This communication is not an offer to purchase shares of Cameron Bancshares, Inc. common stock or OMNI BANCSHARES, Inc. common stock, nor is it an offer to sell shares of IBERIABANK Corporation common stock which may be issued in either proposed merger.  Any issuance of IBERIABANK Corporation common stock in either proposed merger would have to be registered under the Securities Act of 1933, as amended, and such
IBERIABANK Corporation common stock would be offered only by means of a prospectus complying with the
Act.

Enter Lake Charles market through acquisition of a well regarded and highly performing
Lake Charles-based community bank
Attractive, established client base; complements our client base
Adds 22 branches and approximately $575 million of deposits
Favorable small business and retail client mix
Highly profitable institution with significant market share
Opportunity to expand middle-market and private banking markets
Combination benefits including identified cost savings and opportunity to utilize our product set
Expected to be 3% to 5% accretive to EPS, excluding one-time merger costs, assuming synergies fully phased-in
Maintain strong pro forma capital ratios
Internal rate of return estimated to be above 20%
Companies know one another well
Significant experience in the Lake Charles market
Comprehensive due diligence including detailed credit analysis
Similar low risk cultures and strong business fit
Proven track record of well-priced, well-integrated transactions
Successfully completed two simultaneous acquisitions (Pulaski/
Pocahontas and Orion/Century)
Transaction Rationale

Compelling
Strategic
Rationale
Financially
Attractive
Low Risk

2010 Net Income: $9.3 million
Total Loans:  $408 million
Total Assets:  $706 million
Total Deposits:  $575 million
Total Equity: $77 million
NPAs/Total Assets: 1.34% (5-
year average of 0.43%)
Overview
Cameron Bancshares, Inc.
Markets

Headquartered in Lake Charles,
Louisiana (Calcasieu Parish)
Bank founded in 1966
Extremely profitable – Average ROA and
ROE of 1.45% and 14.59% over the past
5 years, respectively.
Core funded with cost of funds of 0.83%
(5-year average of 1.26%)
Focus on retail and small business
Sizeable auto lending business (6% of
loans)
Excellent marketing programs
Named “Best Bank” in The Times of
Southwest Louisiana 12 straight years
and “Best Bank” in Lagniappe’s Best of
Lake Charles readers poll 10 straight
years.
CEO Roy M. Raftery, Jr. is 68 years old
22 branches and 48 ATMs in
greater Lake Charles market area
Key MSAs: Lake Charles
Concentrated distribution system
(convenience strategy)
Financial Highlights
At December 31, 2010

Distribution System IBERIABANK/Cameron Markets 5

Strengthens Our Louisiana Franchise
Lake Charles MSA
Rank Company Branches Deposits
Mkt.
Share
1 Capital  One
15 $ 834          27%
2 JPMorgan 12 597 19
3
IBERIABANK/
Cameron
19 538 17
4 First Federal
7 349 11

Hancock/
Whitney
5 250 8
6 Jeff Davis 8 234 7
7 Business First 1 105 3
8
Louisiana
Community
4 55 2
9 Midsouth
3 55 2
10 Financial Corp. 2 43 1

Source: SNL Financial Deposit Data as of June 2010
Cameron Branches

Greater Lake Charles Area

Population:  195,000
2010-2015E Population Growth: 0%
Median Household Income: $40,000
2000-2010 HH Income Growth: 14%
2010-2015E HH Income Growth: 9%
Low Unemployment Rate: 7%
Fifth Largest City in Louisiana
Major Center Of Petrochemical
Refining, Education, Tourism And
Gaming
Lake Charles MSA Parishes:
Calcasieu
Cameron
Corporate Headquarters or Significant
Operations:  PPG Industries,
ConocoPhillips, Citgo Petroleum
Corporation, Trunkline LNG, Chennault
International Airport, Northrop Grumman
L’Auberge du Lac Casino: 26 story hotel
with nearly 1,000 guest rooms located in
Lake Charles – tallest building between
Houston, TX and Baton Rouge, LA.
In February 2011, the Lake Charles-based
Mojito Pointe project was awarded the
last casino license in Louisiana
Home to McNeese State University and
Sowela Technical Community College

Greater Lake Charles Distribution

Main Office – Lake Charles
Deposits: $163 million
Ryan St. Office
Deposits: $37 million
Westlake Office
Deposits: $25 million
Maplewood Office
Deposits: $39 million
Oak Park Office
Deposits: $25 million
De Quincy Office
Deposits: $23 million
Source: Company reports at December 31, 2010

Diligence Scope
Credit Summary

Total 50 people over 3 weeks; credit
team was 12 people over 1 week
Reviewed $279 million or over 70% of
the loan portfolio’s outstanding balances
All loans are in-market loans
Primarily small business, retail and
consumer focus
No industry concentrations
Very granular loan portfolio
Credit mark: approximately $25 million
(6% of loans).
Loan Portfolio Comments
Loan Portfolio Composition
Source: Company reports at December 31, 2010
– excludes overdraft loans and loans in process
Loans $ mm %Total #Notes
Avg. Size
($000)
Commercial RE $212 53%        465 $455
RE Other $41 10%        270 $152
Motor Vehicle $26 6%     2,272 $11
Res 1st Mtg Family $36 9%        484 $74
Other RE $28 7%        331 $85
Rec, Notes, Life Ins.,
Bonds, CDs, Svgs
$24 6%        579 $41
Unsecured $11 3%     1,379 $8
Inventory $7 2%          22 $327
Mobile Home $2 0%          72 $22
Boat/Airplane/Travel/
RV/Motor Cycle
$4 1%        300 $13
2nd Mtg. Family
Home
$3 1%          43 $77
Other $10 2%        602 $16
Total Loans
$403     6,819 $59
                          (Include unfunded commitments)

Merger -Related Costs
Costs And Synergies
Merger Considerations

Approximately $11.2 million in costs:
Pay all outstanding Change in Control
agreements totaling $3.1 million
$1.8 million in contract terminations
$1.3 million in severance/retention
$1.0 million in property costs
$4.0 million other merger-related costs
Costs incurred primarily between
merger announcement and conversion
Annual Synergies
Approximately $5.5 million annually:
$3.2 million in compensation/benefits
$1.3 million IT, equipment, outside
services
$1.0 million in other cost savings
No corporate or bank board seats
One employment agreement
No stock options or warrants
No branch divestitures anticipated
Consolidate 2 offices

Transaction Overview
Consideration: Tax-free, stock-for-stock exchange
Fixed exchange ratio of 3.464 shares of IBKC common stock
for each  Cameron share
(1)
Deal Value: $133 million
(2)
Valuation Multiples: Price / Tangible Book: 1.7x
Core Deposit Premium:  13.4%
Adjusted Core Deposit Premium
(3)
:  12.3%
Due Diligence: Completed comprehensive due diligence
Detailed loan and securities analysis
Cleanest credit portfolio reviewed to date
Required Approvals: Cameron shareholder approval
Customary regulatory approvals
Timing: Expected closing in second quarter of 2011

(1) Price collars up 10% (IBKC price greater than $61.81) and down 10% (IBKC price less than $50.57), at which points the stock consideration to Cameron shareholders becomes fixed
(2) Based on IBKC’s closing price of $55.64 per share as of March 10, 2011
(3) Adjusted core deposit premium calculation based on adjusted tangible book value which is equal to stated tangible book value less the after-tax credit mark on loans at close net of allowances

Financial Assumptions & Impact

Credit Mark: $25 million, pre-tax; 6% of total Cameron loans
Including prior NCOs, represents cumulative loss of 7% of
Cameron’s legacy portfolio
Other Marks: Estimates include approximately $31 million in mark to market adjustments
Cost Savings: Cost savings of approximately $5.5 million, pre-tax annually
Represents approximately 23% of Cameron’s
operating non-interest expenses
Fully achieved by the second half of 2012
Revenue synergies identified, but not included in estimates
Merger Related Costs: Approximately $11 million, pre-tax
Conservative
Financial
Assumptions
Attractive
Financial
Impact
Accretive to EPS, excluding impact of merger-related costs, assuming synergies fully phased-in
1% accretive to book value per share.  1% dilutive to tangible book value per share
Strong pro forma capital ratios: 11% Tangible Common Equity/ TA and 18% Tier 1 RBC
IRR estimated to be above 20%, well in excess of our cost of capital

Pro Forma
IBKC OMNI Cameron As of
Stand Alone Stand Alone Stand Alone 12/31/10
Cash & Equivalents 338             55               25               353
Securities 2,089         91               230            2,411
Gross Loans 6,119         525             408            7,009
  Reserves (136)           (8)                (5)                (136)
Net Loans 5,983         517             403            6,873
Goodwill 234             -              -             323
Identifiable Intangibles 30               -              -             36
Other Asset 1,352         71               47               1,486
Total Assets 10,027       735             706            11,481
Deposits 7,915         645             575            9,135
Borrowings 653             57               48               710
Other Liabilities 156             2                   6                 163
Total Liabilities 8,723         704             628            10,007
Non-Controlling Interests -              -              -             -
Preferred Equity -              -              -             -
Common Equity 1,303         31               77               1,474
Total Liabilities & Equity 10,027       735             706            11,481
Tangible Common Equity 1,040         31               77               1,115
Tangible Assets 9,763         735             706            11,122
TCE/TA 10.65% 4.23% 10.96% 10.03%
Tangible Book Value per Share $38.68 $14.72 $112.34 $37.15
Tier 1 Leverage 11.24% 5.72% 10.96% 10.66%
Tier 1 RBC 18.48% 7.75% 16.35% 17.05%
Total Risk Based 19.74% 9.86% 17.53% 18.36%
At December 31, 2010
Pro Forma Balance Sheet And Capital Ratios